Fair Value Measurements	12 Months Ended
Dec. 31, 2024
Fair Value Measurements [Abstract]
FAIR VALUE MEASUREMENTS

20. FAIR VALUE MEASUREMENTS

The Group adopted ASC Topic 820, “Fair Value Measurements and Disclosures”, which defines fair value, establishes a framework for measuring fair value and expands financial statement disclosure requirements for fair value measurements.

ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability (an exit price) on the measurement date in an orderly transaction between market participants in the principal or most advantageous market for the asset or liability. ASC Topic 820 specifies a hierarchy of valuation techniques, which is based on whether the inputs into the valuation technique are observable or unobservable. The hierarchy is as follows:

Level 1-Valuation techniques in which all significant inputs are unadjusted quoted prices from active markets for assets or liabilities that are identical to the assets or liabilities being measured.

Level 2-Valuation techniques in which significant inputs include quoted prices from active markets for assets or liabilities that are similar to the assets or liabilities being measured and/or quoted prices for assets or liabilities that are identical or similar to the assets or liabilities being measured from markets that are not active. Also, model-derived valuations in which all significant inputs and significant value drivers are observable in active markets are Level 2 valuation techniques.

Level 3-Valuation techniques in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are valuation technique inputs that reflect the Group’s own assumptions about the assumptions that market participants would use in pricing an asset or liability.

Management of the Group is responsible for determining the fair value of equity issued, assets acquired, liabilities assumed and intangibles identified as of the acquisition date and considered a number of factors including valuations from independent appraiser.

When available, the Group uses quoted market prices to determine the fair value of an asset or liability. If quoted market prices are not available, the Group measures fair value using valuation techniques that use, when possible, current market-based or independently-sourced market parameters, such as interest rates and currency rates. The following is a description of the valuation techniques that the Group uses to measure the fair value of assets and liabilities that are measured and reported at fair value on a recurring basis

For the years ended December 31, 2022, the Group performed impairment assessment on the trade name and recognized impairment loss of $657, nil and nil on the trade names in intangible assets, respectively. The following table presents the quantitative information about the Group’s Level 3 fair value measurements of the impaired trade name in 2022, which utilize significant unobservable internally-developed inputs:

	Fair value	Valuation techniques	Unobservable inputs	Inputs
Trade name impairment in 2022	$—	Relief-from-royalty method	Royalty rate	0%
			Discount rate	13.5%
			Revenue growth rate	3%